Putnam
California
Investment Grade
Municipal Trust

SEMIANNUAL REPORT ON PERFORMANCE AND OUTLOOK

10-31-02

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FROM THE TRUSTEES

[GRAPHIC OMITTED: PHOTO OF JOHN A. HILL AND GEORGE PUTNAM III]

Dear Fellow Shareholder:

One of the frustrating aspects of managing investments, especially these days, is that there is no reliable way to predict investor sentiment. Since the collective mood can, and often does, turn from dark to bright and vice versa in the blink of an eye, thought must always be given to looking ahead while coping with the present.

In a sense, that is where the managers of Putnam California Investment Grade Municipal Trust found themselves during the semiannual period ended October 31, 2002. Positioning a portion of the portfolio to take advantage of future economic recovery put it at a competitive disadvantage for the moment and was a factor in the fund's underperformance of both its benchmark and its peer group category average during the period just ended. The details are on page 6.

There were some bright spots during the period; the municipal-bond market was generally strong and the portfolio's overall high quality helped offset the negatives. In the following report, the fund's managers discuss the reasons behind the fund's performance and also offer their views on prospects for the fiscal year's second half.

Respectfully yours,

/S/ JOHN A. HILL                   /S/ GEORGE PUTNAM, III

John A. Hill                       George Putnam, III
Chairman of the Trustees           President of the Funds
December 18, 2002


REPORT FROM FUND MANAGEMENT

This fund is managed by the
Putnam Tax Exempt Fixed-Income Team

Overall, the six months ended October 31, 2002, was generally a positive environment for bonds and bond funds, including Putnam California Investment Grade Municipal Trust. The anemic economic recovery and a loss of confidence in the stock market over the first five months of the period returned the Federal Reserve Board's policy bias to addressing weakness. Even though equity markets rallied through most of October, the Fed still found it prudent to cut the already historically low short-term interest rates by another half a percentage point just days after the fund's reporting period ended. For the period, your fund posted positive returns but underperformed both its index and the average of its Lipper peer group. This was due to two factors: a shortened duration (a measure of interest-rate sensitivity) and our conservative leveraging strategy relative to the fund's peer group. Additionally, California's political and fiscal troubles contributed to the fund's underperformance of its benchmark, the nationally based Lehman Municipal Bond Index.

Total return for 6 months ended 10/31/02

                 NAV            Market price
-----------------------------------------------------------------------
                2.63%              0.82%
-----------------------------------------------------------------------

Past performance does not indicate future results. Performance based on market prices for the shares will vary from performance based on the portfolio's net asset value. Performance information for longer periods begins on page 6.

* TEAM SEEKS TO MANAGE VOLATILITY OVER THE LONG TERM

At the beginning of the semiannual period, the Putnam Tax Exempt Fixed-Income Team was cautiously forecasting a modest recovery for the economy sometime in the next 6 to 12 months. As markets tend to anticipate such a recovery, the portfolio's average duration was shortened to minimize the effects of a rising-rate environment we expected to accompany this development. (Bond prices move in the opposite direction of interest rates; adjusting duration, a measure of interest-rate sensitivity, can position the fund to benefit from declining rates or help protect its value as rates rise.) By the end of the period, however, the economy had become much weaker than had been anticipated, causing many to believe that the Fed would postpone a rate increase. In fact, despite a strong showing by the stock market in October and a corresponding leap by the 10-year Treasury yield, the Fed decided to cut rates by half a percentage point just days after the period ended. While our conservative interest-rate strategy kept the fund from taking advantage in the short term -- as did some of its more aggressive competitors -- it is consistent with the fund's long-range goals of income and total return in combination with below-average volatility.


[GRAPHIC OMITTED: horizontal bar chart TOP INDUSTRY SECTORS]

TOP INDUSTRY SECTORS*

Health care/
hospitals               15.9%

Housing                  8.6%

Water and sewer          7.5%

Utilities                7.2%

Education                2.7%

Footnote reads:
*Based on portfolio market value as of 10/31/02. Holdings will vary over time.

Similarly, your fund maintains a leveraged position in its portfolio that is close to half of the average in its competitive universe. Leveraging takes advantage of low short-term interest rates by borrowing money at short-term rates (currently approximately 1.4%) through the issuance of preferred shares. This money is then invested in longer-term bonds yielding 5.0% to 6.0%. The difference between the longer-term bond yields and the dividends the fund pays out to the preferred shareholders is used to enhance the dividends paid to common shareholders. And while this strategy has its obvious advantages, the more a portfolio is leveraged, the more susceptible it is to volatility in a changing interest-rate environment.


[GRAPHIC OMITTED: pie chart CREDIT QUALITY OVERVIEW]

CREDIT QUALITY OVERVIEW*

Aaa/AAA -- 51.0%

Aa/AA -- 6.4%

A -- 12.4%

Baa/BBB -- 22.8%

VMIG1/A1+ -- 6.5%

Other -- 0.9%

Footnote reads:
*As a percentage of market value as of 10/31/02. A bond rated Baa or higher is considered investment grade. All ratings reflect Moody's and Standard & Poor's descriptions unless noted otherwise; percentages may include unrated bonds considered by Putnam Management to be of comparable quality. Ratings will vary over time.


While it is unknown how long the bond-market rally will continue, your fund's management team continues to believe that from a risk-management standpoint, it is important to keep the portfolio positioned for gradual economic recovery. This means a conservative approach in order to protect the fund when rates eventually rise (and bond prices fall). It is this conservative outlook that may have kept the market price of the fund's shares trading at or around a 5% discount to its net asset value
(NAV) in the current interest-rate environment. Market prices reflect changes in investor sentiment as well as portfolio performance, and investors looking to take advantage of the current rate environment would have been more attracted to more aggressive funds in the competitive universe. We believe this trend accounts for the decline in demand and, in turn, for the lower return at market price.

* PUERTO RICO BONDS HELP FUND ON SEVERAL FRONTS

Over the period, as it became more apparent that full-blown economic recovery and the possibility of rising interest rates would be pushed further out into calendar year 2003, your fund's management team turned to bonds issued by Puerto Rico municipalities to lengthen the duration of the fund and gradually bring it more in line with its competitive universe. Puerto Rico bonds, which are tax exempt in all 50 states, were available at attractive prices because of a high level of issuance. They also provide shelter from California's current fiscal volatility and the opportunity to participate in favored municipal-bond sectors. One Puerto Rico issue in the portfolio, Children's Trust Fund of Puerto Rico Tobacco Settlement Revenue Bonds, with a coupon of 5.5% and a maturity of 5/15/2039, is an A-rated security that provides a yield well above that of most bonds of comparable quality. This characteristic is typical of tobacco settlement bonds, however, they are still subject to special risks, include the prospect of punitive legal settlements or a decline in tobacco companies' revenue if people stop smoking. We are monitoring developments that may impact the tobacco industry and, in turn, affect the stability of the income these bonds provide.

The fund's management team has also pursued non-callable bonds through investments in Puerto Rico bonds. Non-callable bonds allow the fund to lock in income for longer periods of time without the fear that the issuing agency will call in or buy back the bond. The fund purchased Puerto Rico Electric Power Bonds with a 5% coupon due 7/1/2021 and Puerto Rico general obligation bonds with a 5.5% coupon and a maturity of 2015, all of which are insured.


Fund Profile

Putnam California Investment Grade Municipal Trust seeks to provide high current income free from federal income tax and California personal income taxes, consistent with the preservation of capital. It may be suitable for conservative investors seeking tax-free income through high-quality investments.


Outside of Puerto Rico, the fund also bought a zero coupon bond issued by the Santa Anna Unified School District, due 8/1/2018. This is insured and non-callable. Your fund's management team tracks the spread (the difference in yields) between zero coupon bonds and a typical coupon bond in California and tries to buy when the spread is quite wide to lock in an attractive rate of reinvestment.

* CALIFORNIA REMAINS ON NEGATIVE CREDIT WATCH

Moody's rating agency continues to maintain a negative credit risk with regard to California. The technology boom that helped state revenue show a 23% increase in fiscal 2000 is long gone and its absence represents a big part of the 14% revenue drop in fiscal 2002. Democrats and Republicans wrangled over how to plug a $24 billion gap in the state's fiscal 2002 books and balance its 2003 budget, agreeing, in an election year, to a budget that puts off many of the state's thorniest problems until next year. Your fund's management team continues to believe in the resiliency of the California economy and is, in fact, considering a number of investment options, including issues from a giant offering of $6.4 billion in California Department of Water and Power bonds which took place just after the close of the period. The team also looks forward to next January's issuance of tobacco bonds from the state, as prices should come down. With the reelection of Governor Gray Davis, the California economy should benefit from the continuity in government and the likelihood that the administration will provide the necessary leadership to pull the state through its economic downturn and into a slow but steady economic recovery.

While consumer spending may fall off over the next 6 to 12 months, we are anticipating that capital spending should pick up, as companies have held back on capital expenditures for the past several years. We are keeping the fund positioned for a modest economic recovery, which should put some upward pressure on yields. Our belief is that there will be no "double-dip" recession and the Federal Reserve Board will begin to raise rates sometime next calendar year. With that in mind, we will continue to maintain the overall high quality of the portfolio while looking for opportunities in lower-rated, investment-grade credits to enhance income and total return.

The views expressed here are exclusively those of Putnam Management. They are not meant as investment advice. Although the described holdings were viewed favorably as of 10/31/02, there is no guarantee the fund will continue to hold these securities in the future. This fund concentrates its investments in one state and involves more risk than a fund that invests more broadly.

The fund is managed by the Putnam Tax Exempt Fixed-Income Team. The members of the team are David Hamlin (Portfolio Leader), Paul Drury (Portfolio Member), Susan McCormack (Portfolio Member), Richard Wyke (Portfolio Member), Jerome Jacobs, and Joyce Dragone.

A NOTE ABOUT DUPLICATE MAILINGS

In response to investors' requests, the SEC has modified mailing regulations for proxy statements, semiannual and annual reports, and prospectuses. Putnam is now able to send a single copy of these materials to customers who share the same address. This change will automatically apply to all shareholders except those who notify us. If you would prefer to receive your own copy, please call Putnam at 1-800-225-1581.


PERFORMANCE SUMMARY

This section provides information about your fund's performance, which should always be considered in light of its investment strategy.

TOTAL RETURN FOR PERIODS ENDED 10/31/02

                                                  Lehman
                                               Municipal Bond    Consumer
                      NAV       Market price       Index       price index
-------------------------------------------------------------------------------
6 months             2.63%          0.82%          4.73%          1.00%
-------------------------------------------------------------------------------
1 year               2.75          -1.81           5.87           2.08
-------------------------------------------------------------------------------
5 years             27.65          14.27          34.69          12.26
Annual average       5.00           2.70           6.14           2.34
-------------------------------------------------------------------------------
Life of fund
(since 11/27/92)    96.84          69.45          90.14          27.59
Annual average       7.06           5.46           6.69           2.49
-------------------------------------------------------------------------------


TOTAL RETURN FOR PERIODS ENDED 9/30/02(most recent calendar quarter)

                                                  NAV       Market price
-------------------------------------------------------------------------------
6 months                                         7.43%          7.58%
-------------------------------------------------------------------------------
1 year                                           6.42           4.02
-------------------------------------------------------------------------------
5 years                                         32.48          23.23
Annual average                                   5.79           4.27
-------------------------------------------------------------------------------
Life of fund
(since 11/27/92)                               102.39          77.58
Annual average                                   7.43           6.01
-------------------------------------------------------------------------------

Past performance does not indicate future results. More recent returns may be less or more than those shown. Investment return, net asset value and market price will fluctuate and you may have a gain or a loss when you sell your shares. Performance does not reflect taxes on reinvested distributions.

PRICE AND DISTRIBUTION INFORMATION 6 MONTHS ENDED 10/31/02

-------------------------------------------------------------------------------
Distributions from common shares
-------------------------------------------------------------------------------
Number                                                       6
-------------------------------------------------------------------------------
Income                                                    $0.414
-------------------------------------------------------------------------------
  Total                                                   $0.414
-------------------------------------------------------------------------------
Preferred shares                                  Series A (320 shares)
-------------------------------------------------------------------------------
Income                                                   $339.75
-------------------------------------------------------------------------------
  Total                                                  $339.75
-------------------------------------------------------------------------------
Share value (common shares)                         NAV          Market price
-------------------------------------------------------------------------------
4/30/02                                           $14.74           $13.82
-------------------------------------------------------------------------------
10/31/02                                           14.69            13.53
-------------------------------------------------------------------------------
Current return (common shares, end of period)
-------------------------------------------------------------------------------
Current
dividend
rate 1                                              5.64%            6.12%
-------------------------------------------------------------------------------
Taxable
equivalent 2                                       10.13            10.99
-------------------------------------------------------------------------------

1 Most recent distribution, excluding capital gains, annualized and divided by NAV or market price at end of period.

2 Assumes maximum 44.31% federal/federal and state combined tax rate for 2002. Results for investors subject to lower tax rates would not be as advantageous.


TERMS AND DEFINITIONS

Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the value of all your fund's assets, minus any liabilities and the net assets allocated to remarketed preferred shares, divided by the number of outstanding common shares.

Market price is the current trading price of one share of the fund. Market prices are set by transactions between buyers and sellers on the American Stock Exchange.


COMPARATIVE BENCHMARKS

Lehman Municipal Bond Index is a unmanaged index of long-term fixed-rate investment-grade tax-exempt bonds. Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Consumer price index (CPI) is a commonly used measure of inflation; it does not represent an investment return.

Lipper Inc. is a third-party industry ranking entity that ranks funds (without sales charges) with similar current investment styles or objectives as determined by Lipper.


A GUIDE TO THE FINANCIAL STATEMENTS

These sections of the report, as well as the accompanying Notes, constitute the fund's financial statements.

The fund's portfolio lists all the fund's investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund's net assets and share price are determined. All investment and noninvestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the net assets allocated to remarketed preferred shares.)

Statement of operations shows the fund's net investment gain or loss. This is done by first adding up all the fund's earnings -- from dividends and interest income -- and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings -- as well as any unrealized gains or losses over the period -- is added to or subtracted from the net investment result to determine the fund's net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund's net assets were affected by distributions to shareholders and by changes in the number of the fund's shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund's investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period. For open-end funds, a separate table is provided for each share class.




THE FUND'S PORTFOLIO
October 31, 2002 (Unaudited)

KEY TO ABBREVIATIONS
AMBAC      -- AMBAC Indemnity Corporation
COP        -- Certificate of Participation
FGIC       -- Financial Guaranty Insurance Company
FNMA Coll. -- Federal National Mortgage Association Collateralized
FSA        -- Financial Security Assurance
GNMA Coll. -- Government National Mortgage Association Collateralized
G.O. Bonds -- General Obligation Bonds
IFB        -- Inverse Floating Rate Bonds
MBIA       -- MBIA Insurance Company
VRDN       -- Variable Rate Demand Notes

MUNICIPAL BONDS AND NOTES (100%) (a)
PRINCIPAL AMOUNT                                                                          RATING (RAT)        VALUE
California (94.0%)
-------------------------------------------------------------------------------------------------------------------
                    ABAG Fin. Auth. COP
           $500,000 (American Baptist Homes), Ser. A, 6.2s, 10/1/27                       BB+              $468,750
          1,000,000 (Odd Fellows Home), 6s, 8/15/24                                       A+              1,081,250
          2,000,000 Alameda, Recreational Fac. Impts. COP, MBIA, 5 3/4s,
                    12/1/21                                                               Aaa             2,205,000
          4,200,000 Anaheim, Pub. Fin. Auth. Lease Rev. Bonds
                    (Pub. Impts.), Ser. C, FSA, 6s, 9/1/16                                Aaa             4,961,250
          3,000,000 Berkeley, Hlth. Fac. Rev. Bonds (Alta Bates Med. Ctr.),
                    Ser. A, 6.55s, 12/1/22                                                A2              3,070,440
                    CA Hlth. Fac. Auth. Rev. Bonds
            750,000 (Cedars-Sinai Med. Ctr.), Ser. A, 6 1/4s, 12/1/34                     A3                805,313
          1,600,000 (Sutter Hlth.), Ser. A, 5 3/8s, 8/15/30                               Aaa             1,648,000
          1,840,000 CA Hsg. Fin. Agcy. Rev. Bonds (Multi-Fam. Hsg. III),
                    Ser. B, MBIA, 5 1/2s, 8/1/39                                          Aaa             1,858,400
                    CA Poll. Control Fin. Auth. VRDN
                    (Shell Oil Co. Project), 1.85s,
          1,500,000 10/1/06                                                               VMIG1           1,500,000
          2,100,000 10/1/09                                                               VMIG1           2,100,000
          2,000,000 CA State Dept. Wtr. Resources IFB (Central Valley),
                    10.122s, 12/1/12                                                      Aa2             3,195,000
          2,000,000 CA State G.O. Bonds, 5 3/4s, 12/1/29                                  A1              2,115,000
          2,290,000 CA State U. Syst. Rev. Bonds, Ser. A, AMBAC,
                    5s, 11/1/33                                                           Aaa             2,298,588
          1,250,000 CA Statewide Cmnty. Dev. Auth. COP
                    (The Internext Group), 5 3/8s, 4/1/30                                 BBB             1,167,188
          2,000,000 CA Statewide Cmnty. Dev. Auth. Multi-Fam. Rev.
                    Bonds (Equity Res.Hsg.), Ser. B, 5.2s, 12/1/29                        Baa1            2,100,000
                    CA Statewide Cmnty. Dev. Auth Rev. Bonds
                    (United Airlines, Inc.)
          1,000,000 Ser. A, 5.7s, 10/1/34                                                 Ca                150,000
          1,500,000 5 5/8s, 10/1/34                                                       Ca                225,000
                    Central CA Joint Pwr. Hlth. Fin. Auth. COP
                    (Cmnty. Hosp. of Central CA)
          1,000,000 6s, 2/1/30                                                            Baa1            1,020,000
          1,000,000 6s, 2/1/20                                                            Baa1            1,041,250
          1,750,000 Delano, COP (Delano Regl. Med. Ctr.), 5.6s, 1/1/26                    BBB-            1,699,688
          1,500,000 Duarte, COP, Ser. A, 5 1/4s, 4/1/31                                   Baa2            1,404,375
          1,500,000 Foothill/Eastern Corridor Agcy. Rev. Bonds
                    (CA Toll Roads), 5 3/4s, 1/15/40                                      Baa3            1,524,375
          2,250,000 Los Angeles, Dept. of Wtr. & Pwr. Rev.
                     Bonds, Ser. A, 5 1/8s, 7/1/41                                        AA              2,264,063
          3,120,000 Los Angeles, Multi-Fam. Rev. Bonds
                    (Mission Plaza Apts.), Ser. A, GNMA Coll.,
                    7.8s, 1/20/35                                                         AAA             3,377,400
          1,000,000 Los Angeles, Unified School Dist. G.O. Bonds,
                    Ser. B, FGIC, 5s, 7/1/17                                              Aaa             1,042,500
          1,000,000 Metropolitan Wtr. Dist. Rev. Bonds
                    (Southern CA Waterworks), Ser. B, MBIA,
                    4 3/4s, 7/1/21                                                        Aaa               996,250
          1,000,000 Orange Cnty., Pub. Fin. Auth. Waste Mgt. Syst. Rev.
                    Bonds, AMBAC, 5 3/4s, 12/1/10                                         Aaa             1,135,000
            500,000 Placentia Redev. Auth. Tax Alloc. Rev. Bonds, Ser. B,
                    5 3/4s, 8/1/32                                                        BBB+              506,250
          3,000,000 San Diego, Unified School Dist. G.O. Bonds
                    (Election of 1998), Ser. D, FGIC, 5 1/4s, 7/1/21                      Aaa             3,131,250
          2,000,000 San Jose Fin. Auth. Rev. Bonds (Civic Ctr.), Ser. B,
                    AMBAC, 5s, 6/1/27                                                     Aaa             2,012,500
          3,515,000 Santa Ana Unified School Dist. G.O. Bonds
                    (Election of 1999), Ser. B, FGIC, zero %, 8/1/18                      AAA             1,617,673
          4,750,000 Santa Clara Cnty., Fin. Auth. Lease Rev. Bonds
                    (Vmc Fac. Replacement), Ser. A, AMBAC,
                    6 7/8s, 11/15/14                                                      Aaa             5,337,810
          1,000,000 Tobacco Securitization Auth. of Southern CA Rev.
                    Bonds (Asset Backed Bonds), Ser. B, 6s, 6/1/43                        Baa2              958,750
          1,000,000 Torrance Memorial Med. Ctr. Rev. Bonds, Ser. A,
                    6s, 6/1/22                                                            A1              1,066,250
            750,000 Tustin, Unified School Dist.
                    (Cmnty. Fac. Dist. No. 97-1), 6 1/4s, 9/1/21                          AAA               897,188
          1,000,000 Tustin, Unified School Dist. Rev. Bonds
                    (Cmnty. Fac. Dist. No. 97-1), FSA, 5s, 9/1/32                         Aaa             1,003,750
          3,000,000 U. of CA Hosp. Rev. Bonds (U. of CA Med. Ctr.),
                     AMBAC, 5 3/4s, 7/1/15                                                Aaa             3,322,500
          5,000,000 Vallejo, COP (Marine World Foundation), 7s, 2/1/17                    BBB-/P          5,212,500
          2,000,000 Vallejo, Hsg. Auth. VRDN, FNMA Coll., 1.85s, 5/15/22                  A-1+            2,000,000
          3,345,000 Victor, Elementary School Dist. COP
                    (School Construction Refinancing),
                    MBIA, 6.45s, 5/1/18                                                   Aaa             4,110,169
                    West Contra Costa U. School Dist. COP
          1,860,000 7 1/8s, 1/1/24                                                        BBB+            1,966,950
            825,000 6 7/8s, 1/1/09                                                        BBB+              885,844
                                                                                                      -------------
                                                                                                         80,483,464

Puerto Rico (6.0%)
-------------------------------------------------------------------------------------------------------------------
          1,500,000 Childrens' Trust Fund of Puerto Rico Tobacco
                    Settlement Rev. Bonds, 5 1/2s, 5/15/39                                A1              1,447,500
          1,000,000 Cmnwlth. of PR, G.O. Bonds (Pub. Impt.), Ser. A,
                    MBIA, 5 1/2s, 7/1/15                                                  Aaa             1,143,750
                    PR Elec. Pwr. Auth. Rev. Bonds
          1,000,000 Ser. II, 5 1/4s, 7/1/31                                               A-              1,015,000
          1,465,000 MBIA, 5s, 7/1/21                                                      Aaa             1,540,081
                                                                                                      -------------
                                                                                                          5,146,331
-------------------------------------------------------------------------------------------------------------------
                    Total Investments (cost $82,093,795)                                                $85,629,795
-------------------------------------------------------------------------------------------------------------------

  (a) Percentages indicated are based on portfolio market value.

(RAT) The Moody's or Standard & Poor's ratings indicated are believed to be the most recent ratings available at October 31, 2002 for the securities listed. Ratings are generally ascribed to securities at the time of issuance. While the agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings do not necessarily represent what the agencies would ascribe to these securities at October 31, 2002. Securities rated by Putnam are indicated by "/P" and are not publicly rated.

      The rates shown on IFB, which are securities paying interest rates that vary inversely to changes in the market interest rates, and VRDN's are the current interest rates at October 31, 2002.

      The fund had the following industry group concentration greater than 10% at October 31, 2002 (as a percentage of portfolio market value):

           Health care/hospitals         15.9%

      The fund had the following insurance concentrations greater than 10% at October 31, 2002 (as a percentage of portfolio market value):

           AMBAC                         16.5%
           MBIA                          13.8

      The accompanying notes are an integral part of these financial statements.




STATEMENT OF ASSETS AND LIABILITIES
October 31, 2002 (Unaudited)
Assets
-------------------------------------------------------------------------------------------
Investments in securities, at value (identified cost
$82,093,795) (Note 1)                                                           $85,629,795
-------------------------------------------------------------------------------------------
Cash                                                                                806,028
-------------------------------------------------------------------------------------------
Interest and other receivables                                                    1,398,368
-------------------------------------------------------------------------------------------
Total assets                                                                     87,834,191

Liabilities
-------------------------------------------------------------------------------------------
Distributions payable to shareholders                                               317,856
-------------------------------------------------------------------------------------------
Accrued preferred shares distribution payable (Note 1)                               12,888
-------------------------------------------------------------------------------------------
Payable for securities purchased                                                  3,596,144
-------------------------------------------------------------------------------------------
Payable for compensation of Manager (Note 2)                                        152,561
-------------------------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)                            4,182
-------------------------------------------------------------------------------------------
Payable for compensation of Trustees (Note 2)                                        17,345
-------------------------------------------------------------------------------------------
Payable for administrative services (Note 2)                                            532
-------------------------------------------------------------------------------------------
Other accrued expenses                                                               37,883
-------------------------------------------------------------------------------------------
Total liabilities                                                                 4,139,391
-------------------------------------------------------------------------------------------
Series A remarketed preferred shares (320 shares issued
and outstanding at $50,000 per share (Note 4)                                    16,000,000
-------------------------------------------------------------------------------------------
Net assets                                                                      $67,694,800

Represented by
-------------------------------------------------------------------------------------------
Paid-in capital -- common shares (Note 1)                                       $64,109,309
-------------------------------------------------------------------------------------------
Undistributed net investment income (Note 1)                                        441,387
-------------------------------------------------------------------------------------------
Accumulated net realized loss on investments (Note 1)                              (391,896)
-------------------------------------------------------------------------------------------
Net unrealized appreciation of investments                                        3,536,000
-------------------------------------------------------------------------------------------
Total -- Representing net assets applicable to common shares
outstanding                                                                     $67,694,800

Computation of net asset value
-------------------------------------------------------------------------------------------
Net asset value per common share ($67,694,800 divided by
4,607,092 shares)                                                                    $14.69
-------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.




STATEMENT OF OPERATIONS
Six months ended October 31, 2002 (Unaudited)
Interest income:                                                                 $2,437,452
-------------------------------------------------------------------------------------------

Expenses:
-------------------------------------------------------------------------------------------
Compensation of Manager (Note 2)                                                    302,238
-------------------------------------------------------------------------------------------
Investor servicing and custodian fees (Note 2)                                       36,711
-------------------------------------------------------------------------------------------
Compensation of Trustees (Note 2)                                                     4,418
-------------------------------------------------------------------------------------------
Administrative services (Note 2)                                                      2,540
-------------------------------------------------------------------------------------------
Auditing                                                                             29,054
-------------------------------------------------------------------------------------------
Preferred share remarketing agent fees                                               18,667
-------------------------------------------------------------------------------------------
Other                                                                                27,966
-------------------------------------------------------------------------------------------
Total expenses                                                                      421,594
-------------------------------------------------------------------------------------------
Expense reduction (Note 2)                                                           (9,516)
-------------------------------------------------------------------------------------------
Net expenses                                                                        412,078
-------------------------------------------------------------------------------------------
Net investment income                                                             2,025,374
-------------------------------------------------------------------------------------------
Net realized loss on investments (Notes 1 and 3)                                   (639,048)
-------------------------------------------------------------------------------------------
Net unrealized appreciation of investments during the period                        437,113
-------------------------------------------------------------------------------------------
Net loss on investments                                                            (201,935)
-------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                             $1,823,439
-------------------------------------------------------------------------------------------

Distributions to Series A remarketed preferred shareholders: (Note 1)
-------------------------------------------------------------------------------------------
From tax exempt income                                                             (108,720)
-------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations applicable
to common shareholders                                                           $1,714,719
-------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.




STATEMENT OF CHANGES IN NET ASSETS

                                                                 Six months ended            Year ended
                                                                       October 31              April 30
                                                                            2002*                  2002
-------------------------------------------------------------------------------------------------------
Increase in net assets
-------------------------------------------------------------------------------------------------------
Operations:
-------------------------------------------------------------------------------------------------------
Net investment income                                                  $2,025,374            $4,398,451
-------------------------------------------------------------------------------------------------------
Net realized gain (loss) on investments                                  (639,048)            1,122,246
-------------------------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation) of investments                 437,113            (1,048,147)
-------------------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                    1,823,439             4,472,550

Distributions to Series A remarketed
preferred shareholders: (Note 1)
-------------------------------------------------------------------------------------------------------
From tax exempt income                                                   (108,720)             (278,270)
-------------------------------------------------------------------------------------------------------
From net realized long-term gains on investments                               --                (6,321)
-------------------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations
(applicable to common shareholders)                                     1,714,719             4,187,959
-------------------------------------------------------------------------------------------------------

Distributions to common shareholders: (Note 1)
-------------------------------------------------------------------------------------------------------
From tax exempt income                                                 (1,907,139)           (3,814,300)
-------------------------------------------------------------------------------------------------------
From net realized long-term gain on investments                                --              (153,401)
-------------------------------------------------------------------------------------------------------
Total increase in net assets                                             (192,420)              220,258
-------------------------------------------------------------------------------------------------------

Net assets
-------------------------------------------------------------------------------------------------------
Beginning of period                                                    67,887,220            67,666,962
-------------------------------------------------------------------------------------------------------
End of period (including undistributed net investment income
of $441,387 and $431,872, respectively)                               $67,694,800           $67,887,220
-------------------------------------------------------------------------------------------------------

Number of fund shares
-------------------------------------------------------------------------------------------------------
Common shares outstanding at beginning and end of period                4,607,092             4,607,092
-------------------------------------------------------------------------------------------------------
Remarketed preferred shares outstanding at beginning and
end of period                                                                 320                   320
-------------------------------------------------------------------------------------------------------

*Unaudited

 The accompanying notes are an integral part of these financial statements.




FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)
-------------------------------------------------------------------------------------------------------------------
                                    Six months
                                       ended
Per-share                           October 31
operating performance               (Unaudited)                       Year ended April 30
-------------------------------------------------------------------------------------------------------------------
                                        2002         2002         2001         2000         1999         1998
-------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of
period (common shares)                $14.74       $14.69       $14.14       $15.49       $15.37       $14.80
-------------------------------------------------------------------------------------------------------------------
Investment operations:
-------------------------------------------------------------------------------------------------------------------
Net investment income (a)                .44          .95          .96          .96          .98         1.01
-------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments              (.06)         .02          .58        (1.30)         .18          .61
-------------------------------------------------------------------------------------------------------------------
Total from  investment operations        .38          .97         1.54         (.34)        1.16         1.62
-------------------------------------------------------------------------------------------------------------------
Distributions to
preferred shareholders:
-------------------------------------------------------------------------------------------------------------------
From net investment income              (.02)        (.06)        (.13)        (.13)        (.11)        (.12)
-------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                            --           -- (e)       --           -- (e)     (.01)        (.01)
-------------------------------------------------------------------------------------------------------------------
Total from investment operations:
(applicable to common shares)            .36          .91         1.41         (.47)        1.04         1.49
-------------------------------------------------------------------------------------------------------------------
Distributions to
common shareholders:
-------------------------------------------------------------------------------------------------------------------
From net investment income              (.41)        (.83)        (.86)        (.87)        (.87)        (.85)
-------------------------------------------------------------------------------------------------------------------
From net realized long-term
gain on investments                       --         (.03)          --         (.01)        (.05)        (.07)
-------------------------------------------------------------------------------------------------------------------
Total distributions                     (.41)        (.86)        (.86)        (.88)        (.92)        (.92)
-------------------------------------------------------------------------------------------------------------------
Net asset value, end of period
(common shares)                       $14.69       $14.74       $14.69       $14.14       $15.49       $15.37
-------------------------------------------------------------------------------------------------------------------
Market value, end of period
(common shares)                       $13.53       $13.82       $13.90       $13.44       $15.56       $15.25
-------------------------------------------------------------------------------------------------------------------
Total return at  market value
(common shares)(%)(b)                   0.82*        5.51         9.75        (8.02)        8.11         7.71
-------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
-------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(common shares)(in thousands)        $67,695      $67,887      $67,667      $65,161      $71,380      $70,804
-------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)(d)             .59*        1.20         1.22         1.21         1.22         1.19
-------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)(c)            2.80*        5.97         5.67         5.72         5.52         5.80
-------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)            14.71*       11.82        13.65        17.48        13.87        25.26
-------------------------------------------------------------------------------------------------------------------

  * Not annualized.

(a) Per share net investment income has been determined on the basis of the weighted average number of common shares outstanding during the period.

(b) Total return assumes dividend reinvestment.

(c) Ratio reflects net assets available to common shares only; net investment income ratio also reflects reduction for dividend payments to preferred shareholders.

(d) Includes amounts paid through expense offset arrangements (Note 2).

(e) Distributions amounted to less than $0.01 per share.

    The accompanying notes are an integral part of these financial statements.



NOTES TO FINANCIAL STATEMENTS
October 31, 2002 (Unaudited)

Note 1
Significant accounting policies

Putnam California Investment Grade Municipal Trust (the "fund") is registered under the Investment Company Act of 1940, as amended, as a non-diversified, closed-end management investment company. The fund's investment objective is to seek high current income exempt from federal income tax and California personal income tax. The fund intends to achieve its objective by investing in investment grade municipal securities constituting a portfolio Putnam Investment Management, LLC, ("Putnam Management"), the fund's manager, an indirect wholly-owned subsidiary of Putnam, LLC believes to be consistent with preservation of capital.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation Tax-exempt bonds and notes are stated on the basis of valuations provided by an independent pricing service, approved by the Trustees, which uses information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining value. Restricted securities are stated at fair value following procedures approved by the Trustees. Such valuations and procedures are reviewed periodically by the Trustees.

B) Security transactions and related investment income Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis. Interest income is recorded on the accrual basis. All premiums/discounts are amortized/accreted on a yield-to-maturity basis. The premium in excess of the call price, if any, is amortized to the call date; thereafter, the remaining excess premium is amortized to maturity.

C) Futures and options contracts The fund may use futures and options contracts to hedge against changes in the values of securities the fund owns or expects to purchase. The fund may also write options on securities it owns or in which it may invest to increase its current returns.

The potential risk to the fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty to the contract is unable to perform. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as "variation margin." Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers.

D) Federal taxes It is the policy of the fund to distribute all of its income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code of 1986, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

The aggregate identified cost on a tax basis is $82,093,795, resulting in gross unrealized appreciation and depreciation of $6,075,627 and $2,539,627, respectively, or net unrealized appreciation of $3,536,000.

E) Distributions to shareholders Distributions to common and preferred shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. Dividends on remarketed preferred shares become payable when, as and if declared by the Trustees. Each dividend period for the remarketed preferred shares is generally a 28-day period. The applicable dividend rate for the remarketed preferred shares on October 31, 2002 was 1.4 %. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Reclassifications are made to the fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

F) Determination of net asset value Net asset value of the common shares is determined by dividing the value of all assets of the fund, less all liabilities and the liquidation preference of any outstanding remarketed preferred shares, by the total number of common shares outstanding.

Note 2
Management fee, administrative
services and other transactions

Compensation of Putnam Management, for management and investment advisory services is paid quarterly based on the average net assets of the fund. Such fee is based on the following annual rates: 0.70% of the first $500 million of weekly average net assets, 0.60% of the next $500 million, 0.55% of the next $500 million and 0.50% thereafter.

If dividends payable on remarketed preferred shares during any dividend payment period plus any expenses attributable to remarketed preferred shares for that period exceed the fund's gross income attributable to the proceeds of the remarketed preferred shares during that period, then the fee payable to Putnam Management for that period will be reduced by the amount of the excess (but not more than 0.70% of the liquidation preference of the remarketed preferred shares outstanding during the period).

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund's assets are provided by Putnam
Fiduciary Trust Company (PFTC), a wholly-owned subsidiary of Putnam, LLC. Investor servicing agent functions are provided by Putnam Investor Services, a division of PFTC.

The fund has entered into an arrangement with PFTC whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the fund's expenses. For the six months ended October 31, 2002, the fund's expenses were reduced by $9,516 under these arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $473 has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings.

The fund has adopted a Trustee Fee Deferral Plan (the "Deferral Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees Fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the "Pension Plan") covering all Trustees of the fund who have served as a Trustee for at least five years. Benefits under the Pension Plan are equal to 50% of the Trustee's average total retainer and meeting fees for the three years preceding retirement. Pension expense for the fund is included in Compensation of Trustees in the Statement of operations. Accrued pension liability is included in Payable for compensation of Trustees in the Statement of assets and liabilities.

Note 3
Purchases and sales of securities

During the six months ended October 31, 2002, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $11,908,289 and $11,563,070, respectively. There were no purchases and sales of U.S. government obligations.

Note 4
Remarketed preferred shares

The Series A shares are redeemable at the option of the fund on any dividend payment date at a redemption price of $50,000 per share, plus an amount equal to any dividends accumulated on a daily basis but unpaid through the redemption date (whether or not such dividends have been declared) and, in certain circumstances, a call premium.

It is anticipated that dividends paid to holders of remarketed preferred shares will be considered tax-exempt dividends under the Internal Revenue Code of 1986. To the extent that the fund earns taxable income and capital gains by the conclusion of a fiscal year, it will be required to apportion to the holders of the remarketed preferred shares throughout that year additional dividends as necessary to result in an after-tax equivalent to the applicable dividend rate for the period.

Under the Investment Company Act of 1940, the fund is required to maintain asset coverage of at least 200% with respect to the remarketed preferred shares as of the last business day of each month in which any such shares are outstanding. Additionally, the fund is required to meet more stringent asset coverage requirements under terms of the remarketed preferred shares and the shares' rating agencies. Should these requirements not be met, or should dividends accrued in the remarketed preferred shares not be paid, the fund may be restricted in its ability to declare dividends to common shareholders or may be required to redeem certain of the remarketed preferred shares. At October 30, 2002, no such restrictions have been placed on the fund.


Results of October 3, 2002 shareholder meeting
(Unaudited)

A meeting of shareholders of the fund was held on October 3, 2002. At the meeting, each of the nominees for Trustees was elected, as follows:

                                                 Common Shares
                                                              Votes
                                          Votes for          withheld

Jameson Adkins Baxter                     4,341,944           34,056
Charles B. Curtis                         4,341,944           34,056
Ronald J. Jackson                         4,341,944           34,056
Paul L. Joskow                            4,341,938           34,061
Elizabeth T. Kennan                       4,341,944           34,056
Lawrence J. Lasser                        4,341,944           34,056
John H. Mullin, III                       4,341,938           34,061
George Putnam, III                        4,341,944           34,056
A.J.C. Smith                              4,341,944           34,056
W. Thomas Stephens                        4,341,938           34,061
W. Nicholas Thorndike                     4,341,944           34,056

                                                 Preferred Shares
                                                              Votes
                                          Votes for          withheld

Jameson Adkins Baxter                        316                2
Charles B. Curtis                            316                2
John A. Hill                                 316                2
Ronald J. Jackson                            316                2
Paul L. Joskow                               316                2
Elizabeth T. Kennan                          316                2
Lawrence J. Lasser                           316                2
John H. Mullin, III                          316                2
Robert E. Patterson                          316                2
George Putnam, III                           316                2
A.J.C. Smith                                 316                2
W. Thomas Stephens                           316                2
W. Nicholas Thorndike                        316                2

All tabulations are rounded to nearest whole number.


FUND INFORMATION

ABOUT PUTNAM INVESTMENTS

One of the largest mutual fund families in the United States, Putnam Investments has a heritage of investment leadership dating back to Judge Samuel Putnam, whose Prudent Man Rule has defined fiduciary tradition and practice since 1830. Founded over 65 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We presently manage over 100 mutual funds in growth, value, blend, fixed income, and international.

INVESTMENT MANAGER

Putnam Investment Management, LLC
One Post Office Square
Boston, MA 02109

MARKETING SERVICES

Putnam Retail Management
One Post Office Square
Boston, MA 02109

CUSTODIAN

Putnam Fiduciary Trust Company

LEGAL COUNSEL

Ropes & Gray

TRUSTEES

John A. Hill, Chairman
Jameson Adkins Baxter
Charles B. Curtis
Ronald J. Jackson
Paul L. Joskow
Elizabeth T. Kennan
Lawrence J. Lasser
John H. Mullin III
Robert E. Patterson
George Putnam, III
A.J.C. Smith
W. Thomas Stephens
W. Nicholas Thorndike

OFFICERS

George Putnam, III
President

Charles E. Porter
Executive Vice President, Treasurer
and Principal Financial Officer

Patricia C. Flaherty
Senior Vice President

Karnig H. Durgarian
Vice President and
Principal Executive Officer

Michael T. Healy
Assistant Treasurer and  Principal Accounting Officer

Steven D. Krichmar
Vice President and
Principal Financial Officer

Lawrence J. Lasser
Vice President

Charles E. Haldeman, Jr.
Vice President

Stephen M. Oristaglio
Vice President

Gordon H. Silver
Vice President

Brett C. Browchuk
Vice President

Jerome Jacobs
Vice President

Richard G. Leibovitch
Vice President

Richard A. Monaghan
Vice President

Beth S. Mazor
Vice President

John R. Verani
Vice President

Judith Cohen
Clerk and Assistant Treasurer


Call 1-800-225-1581 weekdays from 9 a.m. to 5 p.m. Eastern Time, or visit our Web site (www.putnaminvestments.com) any time for up-to-date information about the fund's NAV.


NOT FDIC INSURED, MAY LOSE VALUE, NO BANK GUARANTEE


[LOGO OMITTED]

PUTNAM INVESTMENTS

The Putnam Funds
One Post Office Square
Boston, Massachusetts 02109

---------------------
PRSRT STD
U.S. POSTAGE PAID
PUTNAM
INVESTMENTS
---------------------

For account balances, economic forecasts, and the latest on Putnam funds, visit www.putnaminvestments.com


84078  184  12/02